Exhibit 10.2

PARTIAL WAIVER To AMENDMENT No. 3, dated as of August 4, 2016 (this “Partial Waiver”), to the Credit Agreement dated as of October 9, 2012, among Advanced Disposal Services, Inc., a Delaware corporation (f/k/a ADS Waste Holdings, Inc., the “Borrower”), Advanced Disposal Waste Holdings Corp., a Delaware corporation (“Intermediate Holdings”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), Deutsche Bank Trust Company Americas, as Administrative Agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent”), Issuing Bank and Swing Line Lender (as amended as of February 8, 2013, February 14, 2014, February 4, 2016 and as may be further amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, in accordance with Section 2.27 of the Credit Agreement, each Revolving Credit Lender previously indicated it wished to extend the maturity of its Revolving Credit Commitments and Revolving Loans under the Credit Agreement by consummating the Revolver Maturity Amendment (as defined in that certain Amendment No. 3 to the Credit Agreement, dated as of February 4, 2016, “Amendment No. 3”) on the terms, and subject to the conditions as set forth in Amendment No. 3;

WHEREAS, in accordance with Section 9.08(b) of the Credit Agreement, which permits amendments to Section 6.13 with the written consent of the Revolving Credit Lenders holding a majority of the Revolving Credit Commitments (such Lenders, the “Required RCF Lenders”), each Revolving Credit Lender previously indicated it wanted to amend the provisions of Section 6.13 of the Credit Agreement on the terms, and subject to the conditions, as set forth in Amendment No. 3 (such amendments to such Section 6.13 as set forth in Amendment No. 3, the “Financial Covenant Amendment”);

WHEREAS, prior to the effectiveness of this Partial Waiver, the consummation of the Revolver Maturity Amendment and the Financial Covenant Amendment, in each case, has been conditioned upon satisfaction of the conditions set forth in Section 4 of Amendment No. 3 (the “Outstanding Conditions”);

WHEREAS, each Revolving Credit Lender party hereto (each a “Consenting Revolving Credit Lender”) would like to (i) waive the Outstanding Conditions with respect to the Revolver Maturity Amendment solely as it pertains to the Revolving Loans and Revolving Credit Commitments of each such Consenting Revolving Credit Lender party hereto (and the Revolving Credit Commitments and Revolving Loans of any such Consenting Revolving Lender, the “Extended Revolving Credit Commitments” and the “Extended Revolving Loans”), (ii) waive the Outstanding Conditions with respect to the Financial Covenant Amendment and (iii) amend Section 6.13 of the Credit Agreement; in each case, on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.                                           Partial Waiver and Amendment.  Effective as of the Partial Waiver Date (as defined below), subject to Section 3 hereof,

(a)                                 the Outstanding Conditions are hereby waived by each Consenting Revolving Credit Lender solely with respect to (i) the Revolver Maturity Amendment and solely with respect to each such Consenting Revolving Credit Lender’s respective Revolving Credit Commitments and Revolving Loans and (ii) the Financial Covenant Amendment.

(b)                                 For the avoidance of doubt, (i) the Revolver Maturity Amendment with respect to any Revolving Credit Lender (and its Revolving Credit Commitments and Revolving Loans) that is party to Amendment No. 3, but is not a party to this Partial Waiver (each a “Non-Consenting Revolving Credit Lender” and the Revolving Credit Commitments and Revolving Loans of any such Non-Consenting Revolving Lender, the “Non-Extended Revolving Credit Commitments” and the “Non-Extended Revolving Loans”) and (ii) the amending and restating of portions of Schedules 2.01(a) and (b) of the Credit Agreement, as set forth on Schedules I and II to Amendment No. 3, respectively; shall remain, in each case, subject to satisfaction of the Outstanding Conditions. The Extended Revolving Credit Commitments and Extended Revolving Loans shall be deemed to be a different Class than the Non-Extended Revolving Credit Commitments and the Non-Extended Revolving Loans until the date on which the Outstanding Conditions have been satisfied (the “Outstanding Conditions Date”) and thereafter the Non-Extended Revolving Credit Commitments and Non-Extended Revolving Loans shall become Extended Revolving Loans and Extended Revolving Commitments; provided that the Extended Revolving Credit Commitments and Extended Revolving Loans and the Non-Extended Revolving Credit Commitments and Non-Extended Revolving Loans (x) will vote as a single Class for purposes of any amendments or waivers under the Loan Documents other than any such amendment or waiver that disproportionately and adversely impacts the Extended Revolving Credit Commitments and Extended Revolving Loans or the Non-Extended Revolving Credit Commitments and Non-Extended Revolving Loans, (y) will share ratably in any Borrowings and participations in Letters of Credit and (z) will share ratably in any prepayment of Revolving Loans other than any prepayment in connection with the maturity or termination of the Non-Extended Revolving Credit Commitments and Non-Extended Revolving Loans.

(c)                                  On and after the Outstanding Conditions Date, Revolving Loans of each Revolving Credit Lender shall be made and repaid as directed by the Administrative Agent in a manner such that, after giving effect thereto, the Revolving Loans will be held pro rata among the Revolving Credit Lenders in accordance with their Pro Rata Percentage of the Revolving Credit Commitments.

(d)                                 On or prior to the date that is 30 days after the Partial Waiver Date, any Non-Consenting Lender may become a Consenting Lender by submitting a Consent to the Administrative Agent (a “Post-Partial Waiver Date Consent”).  Upon delivery of a Post-Partial Waiver Date Consent, such Lender’s Non-Extended Revolving Credit Commitments and Non-Extended Revolving Loans shall be deemed to be Extended Revolving Credit Commitments and Extended Revolving Loans for all purposes under the Credit Agreement.

(e)                                  In addition, each Consenting Revolving Credit Lender hereby agrees, subject to Section 3 hereof, in the event that the Outstanding Conditions Date has not occurred on or prior to February 15, 2017, then the table appearing at the end of Section 6.13 of the Credit Agreement shall automatically be amended and restated as follows:

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Fiscal Quarter Ending	Maximum Total Leverage Ratio
December 31, 2015 through December 31, 2016	6.50:1.00
January 1, 2017 through June 30, 2017	6.25:1.00
July 1, 2017 through September 30, 2017	6.125:1.00
October 1, 2017 and thereafter	6.00:1.00

Section 2.                                           Representations and Warranties, No Default.  The Borrower hereby represents and warrants that as of the Partial Waiver Date, after giving effect to the Partial Waiver set forth herein and the Revolver Maturity Amendment and the Financial Covenant Amendment in Amendment No. 3 on the Partial Waiver Date, (i) no Default or Event of Default exists and is continuing and (ii) all representations and warranties contained in the Credit Agreement are true and correct in all material respects (except that any representation or warranty that is already qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

Section 3.                                           Partial Waiver Date.  This Partial Waiver shall be in full force and effect on the date (such date, if any, the “Partial Waiver Date”) that the following conditions have been satisfied:

(i)                  Consents.  The Administrative Agent shall have received from the Borrower, Intermediate Holdings and the other Guarantors, executed signature pages hereto and consents substantially in the form of Exhibit A hereto (each such consent, a “Consent”) from (i) Revolving Credit Lenders constituting the Required RCF Lenders and (ii) each Revolving Credit Lender that wishes to consent to this Partial Waiver;

(ii)               Fees.  The Administrative Agent shall have received all fees required to be paid hereunder, and all expenses for which reasonably detailed invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Partial Waiver Date.

(iii)            Officer’s Certificate.  The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Partial Waiver Date certifying that (a) all representations and warranties are true and correct in all material respects (except that any representation or warranty that is already qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Partial Waiver Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date and (b) no Event of Default or event which with the giving of notice or lapse of time or both would be an Event of Default, has occurred and is continuing as of the Partial Waiver Date.

Section 4.                                           Counterparts.  This Partial Waiver may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when

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so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Partial Waiver by facsimile, .pdf or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5.                                           Applicable Law.

(a)                                 THIS PARTIAL WAIVER AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS PARTIAL WAIVER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)                                 ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS PARTIAL WAIVER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS PARTIAL WAIVER, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY AND NEW YORK COUNTY, AND ANY APPELLATE COURT FROM ANY THEREOF, AND BY EXECUTION AND DELIVERY OF THIS PARTIAL WAIVER, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS PARTIAL WAIVER OR ANY OTHER DOCUMENT RELATED HERETO.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PARTIAL WAIVER IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELECOPIER) IN SECTION 9.01 OF EXHIBIT A HERETO.  NOTHING IN THIS PARTIAL WAIVER WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 6.                                           Headings.  The headings of this Partial Waiver are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7.                                           Reaffirmation.  Each Loan Party hereby expressly acknowledges the terms of this Partial Waiver and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Partial Waiver and the transactions contemplated hereby and (ii) its Guarantee of the Obligations under the Guarantee

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and Collateral Agreement, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents.

Section 8.                                           Effect of Partial Waiver.  Except as expressly set forth herein, (i) this Partial Waiver shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, Collateral Agent, any other Agent or the Issuing Bank, in each case under the Credit Agreement or any other Loan Document (including Amendment No. 3), and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document (including Amendment No. 3).  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document (including Amendment No. 3) is hereby ratified and re-affirmed in all respects and shall continue in full force and effect.  From and after the Partial Waiver Date, this Partial Waiver shall constitute a Loan Document for purposes of the Credit Agreement and, from and after the Partial Waiver, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Partial Waiver.  Each of the Loan Parties party hereto hereby consents to Partial Waiver and the Borrower confirms that all of its obligations under the Loan Documents shall continue to apply to the Credit Agreement and Amendment No. 3, as amended, waived or modified hereby, as the case may be.

Section 9.                                           WAIVER OF RIGHT TO TRIAL BY JURY.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS PARTIAL WAIVER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS PARTIAL WAIVER OR IN RESPECT OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS PARTIAL WAIVER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS PARTIAL WAIVER, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY (a) AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS PARTIAL WAIVER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY; (b) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (c) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS PARTIAL

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WAIVER BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Partial Waiver to be duly executed by their respective authorized officers as of the day and year first above written.

ADVANCED DISPOSAL SERVICES, INC., as
Borrower

By:	/s/ Matt Gunnelson
	Name:	Matt Gunnelson
	Title:	Chief Accounting Officer, Assistant
Treasurer

ADVANCED DISPOSAL WASTE HOLDINGS
CORP., as Intermediate Holdings

By:	/s/ Matt Gunnelson
	Name:	Matt Gunnelson
	Title:	Chief Accounting Officer, Assistant
Treasurer

[Signature Page to ADS – Partial Waiver to Amendment No. 3 to Credit Agreement]

ADS RENEWABLE ENERGY - EAGLE POINT, LLC
ADS RENEWABLE ENERGY - STONES THROW, LLC
ADS RENEWABLE ENERGY - WOLF CREEK, LLC
ADS SOLID WASTE OF NJ, INC.
ADVANCED DISPOSAL RECYCLING SERVICES
ATLANTA, LLC
ADVANCED DISPOSAL RECYCLING SERVICES GULF
COAST, LLC
ADVANCED DISPOSAL SERVICES MOBILE
TRANSFER STATION, LLC
ADVANCED DISPOSAL SERVICES ALABAMA CATS,
LLC
ADVANCED DISPOSAL SERVICES ALABAMA EATS,
LLC
ADVANCED DISPOSAL SERVICES ALABAMA
HOLDINGS, LLC
ADVANCED DISPOSAL SERVICES ALABAMA, LLC
ADVANCED DISPOSAL SERVICES ARBOR HILLS
LANDFILL, INC.
ADVANCED DISPOSAL SERVICES ATLANTA, LLC
ADVANCED DISPOSAL SERVICES AUGUSTA, LLC
ADVANCED DISPOSAL SERVICES BILOXI MRF, LLC
ADVANCED DISPOSAL SERVICES BIRMINGHAM, INC.
ADVANCED DISPOSAL SERVICES BLACKFOOT
LANDFILL, INC.
ADVANCED DISPOSAL SERVICES BLUE RIDGE
LANDFILL, INC.
ADVANCED DISPOSAL SERVICES CAROLINAS, LLC
ADVANCED DISPOSAL SERVICES CEDAR HILL
LANDFILL, INC.
ADVANCED DISPOSAL SERVICES CENTRAL
FLORIDA, LLC
ADVANCED DISPOSAL SERVICES CHESTNUT
VALLEY LANDFILL, LLC
ADVANCED DISPOSAL SERVICES COBB COUNTY
RECYCLING FACILITY, LLC
ADVANCED DISPOSAL SERVICES COBB COUNTY
TRANSFER STATION, LLC
ADVANCED DISPOSAL SERVICES CRANBERRY
CREEK LANDFILL, LLC
ADVANCED DISPOSAL SERVICES CYPRESS ACRES
LANDFILL, INC.
ADVANCED DISPOSAL SERVICES EAGLE BLUFF
LANDFILL, INC.
ADVANCED DISPOSAL SERVICES EAST, INC.
ADVANCED DISPOSAL SERVICES EASTERN PA, INC.
ADVANCED DISPOSAL SERVICES EMERALD PARK
LANDFILL, LLC, each of the above-listed entities, as a Guarantor

By:	/s/ Matt Gunnelson
Name: Matt Gunnelson
Title: Chief Accounting Officer, Assistant Treasurer

[Signature Page to ADS — Partial Waiver to Amendment No. 3 to Credit Agreement]

ADVANCED DISPOSAL SERVICES EVERGREEN
LANDFILL, INC.
ADVANCED DISPOSAL SERVICES GLACIER RIDGE
LANDFILL, LLC
ADVANCED DISPOSAL SERVICES GREENTREE
LANDFILL, LLC
ADVANCED DISPOSAL SERVICES GULF COAST, LLC
ADVANCED DISPOSAL SERVICES GWINNETT
TRANSFER STATION, LLC
ADVANCED DISPOSAL SERVICES HANCOCK
COUNTY, LLC
ADVANCED DISPOSAL SERVICES HICKORY
MEADOWS LANDFILL, LLC
ADVANCED DISPOSAL SERVICES HOOSIER
LANDFILL, INC.
ADVANCED DISPOSAL SERVICES JACKSON, LLC
ADVANCED DISPOSAL SERVICES JACKSONVILLE,
LLC
ADVANCED DISPOSAL SERVICES JONES ROAD, LLC
ADVANCED DISPOSAL SERVICES LANCASTER
LANDFILL, LLC
ADVANCED DISPOSAL SERVICES LITHONIA
TRANSFER STATION, LLC
ADVANCED DISPOSAL SERVICES MACON, LLC
ADVANCED DISPOSAL SERVICES MAGNOLIA RIDGE
LANDFILL, LLC
ADVANCED DISPOSAL SERVICES MALLARD RIDGE
LANDFILL, INC.
ADVANCED DISPOSAL SERVICES MAPLE HILL
LANDFILL, INC.
ADVANCED DISPOSAL SERVICES MIDDLE GEORGIA,
LLC
ADVANCED DISPOSAL SERVICES MIDWEST, LLC
ADVANCED DISPOSAL SERVICES MILLEDGEVILLE
TRANSFER STATION, LLC
ADVANCED DISPOSAL SERVICES MISSISSIPPI
HOLDINGS, INC.
ADVANCED DISPOSAL SERVICES MISSISSIPPI, LLC
ADVANCED DISPOSAL SERVICES MOREHEAD
LANDFILL, INC.
ADVANCED DISPOSAL SERVICES NATIONAL
ACCOUNTS HOLDINGS, INC.
ADVANCED DISPOSAL SERVICES NATIONAL
ACCOUNTS, INC.
ADVANCED DISPOSAL SERVICES NATIONAL
ACCOUNTS, LLC
ADVANCED DISPOSAL SERVICES NORTH ALABAMA
LANDFILL, LLC, each of the above-listed entities, as a Guarantor

By:	/s/ Matt Gunnelson
Name:	Matt Gunnelson
Title:	Chief Accounting Officer, Assistant Treasurer

[Signature Page to ADS — Partial Waiver to Amendment No. 3 to Credit Agreement]

ADVANCED DISPOSAL SERVICES NORTH GEORGIA,
LLC
ADVANCED DISPOSAL SERVICES OAK RIDGE
LANDFILL, INC.
ADVANCED DISPOSAL SERVICES ORCHARD HILLS
LANDFILL, INC.
ADVANCED DISPOSAL SERVICES PASCO COUNTY,
LLC
ADVANCED DISPOSAL SERVICES PECAN ROW
LANDFILL, LLC
ADVANCED DISPOSAL SERVICES PONTIAC
LANDFILL, INC.
ADVANCED DISPOSAL SERVICES RENEWABLE
ENERGY, LLC
ADVANCED DISPOSAL SERVICES ROGERS LAKE, LLC
ADVANCED DISPOSAL SERVICES ROLLING HILLS
LANDFILL, INC.
ADVANCED DISPOSAL SERVICES SELMA TRANSFER
STATION, LLC
ADVANCED DISPOSAL SERVICES SEVEN MILE
CREEK LANDFILL, LLC
ADVANCED DISPOSAL SERVICES SMYRNA
TRANSFER STATION, LLC
ADVANCED DISPOSAL SERVICES SOLID WASTE
LEASING CORP.
ADVANCED DISPOSAL SERVICES SOLID WASTE
MIDWEST, LLC
ADVANCED DISPOSAL SERVICES SOLID WASTE
SOUTHEAST, INC.
ADVANCED DISPOSAL SERVICES SOUTH CAROLINA,
LLC
ADVANCED DISPOSAL SERVICES SOUTH, LLC
ADVANCED DISPOSAL SERVICES STAR RIDGE
LANDFILL, INC.
ADVANCED DISPOSAL SERVICES STATELINE, LLC
ADVANCED DISPOSAL SERVICES SUMNER
LANDFILL, INC.
ADVANCED DISPOSAL SERVICES TAYLOR COUNTY
LANDFILL, LLC
ADVANCED DISPOSAL SERVICES TENNESSEE
HOLDINGS, INC.
ADVANCED DISPOSAL SERVICES TENNESSEE, LLC
ADVANCED DISPOSAL SERVICES VALLEY
MEADOWS LANDFILL, LLC
ADVANCED DISPOSAL SERVICES VALLEY VIEW
LANDFILL, INC., each of the above-listed entities, as a Guarantor

By:	/s/ Matt Gunnelson
Name: Matt Gunnelson
Title: Chief Accounting Officer, Assistant Treasurer

[Signature Page to ADS — Partial Waiver to Amendment No. 3 to Credit Agreement]

ADVANCED DISPOSAL SERVICES VASKO RUBBISH
REMOVAL, INC.
ADVANCED DISPOSAL SERVICES VASKO SOLID
WASTE, INC.
ADVANCED DISPOSAL SERVICES WAYNE COUNTY
LANDFILL, INC.
ADVANCED DISPOSAL SERVICES WESTERN PA, INC.
ADVANCED DISPOSAL SERVICES ZION LANDFILL,
INC.
BATON ROUGE RENEWABLE ENERGY LLC
BURLINGTON TRANSFER STATION, INC.
CARTERSVILLE TRANSFER STATION, LLC
CARUTHERS MILL C&D LANDFILL, LLC
CHAMPION TRANSFER STATION, LLC
COMMUNITY REFUSE SERVICE, LLC.
DILLER TRANSFER STATION, LLC.
DORAVILLE TRANSFER STATION, LLC
EAGLE POINT LANDFILL, LLC
ECO-SAFE SYSTEMS, LLC
F.D.S. DISPOSAL II, LLC
HALL COUNTY TRANSFER STATION, LLC
HARMONY LANDFILL, LP
HIGHSTAR ROYAL OAKS I, INC.
HIGHSTAR ROYAL OAKS II, INC.
HINKLE TRANSFER STATION, LLC
HWSTAR HOLDINGS CORP.
IWSTAR WASTE HOLDINGS CORP.
JONES ROAD LANDFILL AND RECYCLING, LTD.
LAND AND GAS RECLAMATION, INC.
LANDSOUTH, INC.
MORETOWN LANDFILL, INC.
MOSTOLLER LANDFILL, LLC
NASSAU COUNTY LANDFILL, LLC
NEWS MA HOLDINGS, INC.
NEWS MID-ATLANTIC HOLDINGS, INC.
NEWS NORTH EAST HOLDINGS, INC.
NEWSTAR WASTE HOLDINGS CORP.
NORTH EAST WASTE SERVICES, INC.
NORTH EAST WASTE TRANSPORT, INC.
OLD KINGS ROAD SOLID WASTE, LLC
OLD KINGS ROAD, LLC
PARKER SANITATION II, INC.
PASCO LAKES INC.
PDC DISPOSAL CO., INC.
SOUTH HADLEY LANDFILL, LLC
SOUTH SUBURBAN, LLC
SSI SOUTHLAND HOLDINGS, INC.
ST. JOHNSBURY TRANSFER STATION, INC., each of the above-listed entities, as a Guarantor

By:	/s/ Matt Gunnelson
Name:	Matt Gunnelson
Title:	Chief Accounting Officer, Assistant Treasurer

[Signature Page to ADS — Partial Waiver to Amendment No. 3 to Credit Agreement]

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Administrative Agent and Collateral Agent

By:	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Managing Director

By:	/s/ Michael Shannon
	Name:	Michael Shannon
	Title:	Vice President

[Signature Page to ADS — Partial Waiver to Amendment No. 3 to Credit Agreement]

EXHIBIT A

CONSENT TO PARTIAL WAIVER TO AMENDMENT NO. 3 TO THE CREDIT AGREEMENT

CONSENT (this “Consent”) to Partial Waiver to Amendment No. 3 (“Partial Waiver”) to that certain Credit Agreement dated as of October 9, 2012, among Advanced Disposal Services, Inc., a Delaware corporation (f/k/a ADS Waste Holdings, Inc., the “Borrower”), Advanced Disposal Waste Holdings Corp., a Delaware corporation (“Intermediate Holdings”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), Deutsche Bank Trust Company Americas, as Administrative Agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent”), Issuing Bank and Swing Line Lender (as amended as of February 8, 2013, February 14, 2014, February 4, 2016 and as may be further amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Partial Waiver.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

The undersigned Revolving Credit Lender (in its capacity as a Revolving Credit Lender, and if applicable, in its capacity as an Issuing Bank, Swingline Lender, assignor of Revolving Credit Commitments and/or assignee of Revolving Credit Commitments) hereby irrevocably and unconditionally approves and consents to the Partial Waiver.

,
as a Revolving Credit Lender

By:
Name:
Title:

[If a second signature is necessary:

By:
Name:
Title:]

[Consent to ADS — Partial Waiver to Amendment No. 3 to Credit Agreement]